INVESTOR PRESENTATION Q1 2023

DISCLAIMER 2 This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Report on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: our business and investment strategy; our ability to accurately forecast the payment of future dividends on our common and preferred stock, and the amount of such dividends; our ability to determine accurately the fair market value of our assets; availability of investment opportunities in real estate-related and other securities, including our valuation of potential opportunities that may arise as a result of current and future market dislocations; our expected investments; changes in the value of our investments, including negative changes resulting in margin calls related to the financing of our assets; changes in inflation, interest rates and mortgage prepayment rates; prepayments of the mortgage and other loans underlying our mortgage- backed securities, or MBS, or other asset-backed securities, or ABS; rates of default, delinquencies, forbearance, deferred payments, or decreased recovery rates on our investments; general volatility of the securities markets in which we invest; our ability to maintain existing financing arrangements and our ability to obtain future financing arrangements; our ability to effect our strategy to securitize residential mortgage loans; interest rate mismatches between our investments and our borrowings used to finance such purchases; effects of interest rate caps on our adjustable-rate investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes to various government programs; the impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; market trends in our industry, interest rates, the debt securities markets or the general economy; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; qualified personnel; our ability to maintain our classification as a real estate investment trust, or, REIT, for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, or 1940 Act; our expectations regarding materiality or significance; and the effectiveness of our disclosure controls and procedures. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these, and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. All information in this presentation is as of March 31, 2023, unless stated otherwise. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

CHIMERA IS A RESIDENTIAL CREDIT HYBRID MORTGAGE REIT 3  Established in 2007.  Internally managed since August 2015.  Total capital $2.6 billion.  Chimera has distributed $6 billion to common and preferred stockholders since inception.  Total preferred stock $930 million.  Total leverage ratio 4.1:1 / Recourse leverage ratio 1.2:1.  Residential Mortgage Loans represent a significant part of our business and growth strategy. Our Residential Mortgage Loan portfolio is comprised of Re-Performing Loans (RPLs), Non-QM & Investor Loans, Business Purpose Loans (BPLs), and Prime Jumbo Loans.  Leading securitization platforms in the RPL, Investor (INV), and Prime Jumbo residential credit sectors with over $15 billion of RMBS & Loan issuance currently outstanding. Our Mission Is To Deliver Attractive, Risk-Adjusted Returns. Information is unaudited, estimated and subject to change.

2023 ACTIVITY OVERVIEW 4 Information is as of April 30,2023 and is unaudited, estimated and subject to change. (1) Upon the closing of the CIM 2023-R4 securitization.  Continued focus on acquiring and securitizing residential mortgage loans.  Committed to purchase $1.25 billion of diversified residential mortgage loans.  57% were Seasoned RPLs, 39% were Non-QM (DSCR) Investor Loans, and the remainder were Business Purpose Loans (BPLs).  Issued $841 million in Seasoned RPL securitizations (1) and a Non-QM (DSCR) Investor Loans securitization totaling $236 million.  Further implemented our call optimization strategy on CIM securitizations.  We exercised the call rights and terminated six existing Seasoned RPL securitizations and issued 4 new Seasoned RPL securitizations totaling $1.24 billion.  Resulted in re-capturing approximately $130 million.  2 securitizations have a 1-year call option, and 2 securitizations have a 2-year call option providing the ability to take advantage of future rate declines.  Total securitizations of $2.32 billion year-to-date (1).  Reduced our floating rate, recourse financing exposure by approximately $640 million (1).  Eliminated RPL warehouse loan exposure (1).  Decrease in recourse leverage from 1.3x in Q4 2022 to 1.1x post Q1 2023 (1).  Our interest rate hedging allows us optionality to benefit from lower interest rates in the future.  Interest rate swaps protect approximately 48% of our floating rate liabilities.  Interest Rate Swaptions provide flexibility in an environment where rates are higher for longer.

CURRENT BUSINESS HIGHLIGHTS Q1 2023  Book value of $7.41 per share compared to $7.49 per share in Q4 2022.  Committed to and purchased $1.25B of Residential Mortgage Loans.  $707MM in Seasoned RPLs.  $487MM in Non-QM DSCR loans.  $52MM in Business Purpose loans.  Sponsored 3 RPL securitizations totaling $1.17B resulting in equity extraction of approximately $90MM.  CIM 2023-R1 $586MM  CIM 2023-NR1 $134MM  CIM 2023-R2 $447MM Post Q1 2023  Book value relatively unchanged from Q1 2023.  Sponsored 3 RPL securitizations totaling $912MM resulting in equity extraction of approximately $40MM.  CIM 2023-R3 $451MM  CIM 2023-NR2 $67MM  CIM 2023-R4 $394MM  Sponsored 1 Non-QM DSCR Investor securitization totaling $236MM.  Sponsored a total of 7 securitizations totaling $2.32B year-to-date. Investment Portfolio Financing Q1 2023  Eliminated exposure to Credit Suisse by paying off $168MM.  Reduced our total recourse financing exposure by an additional $71MM with securitizations and asset sales.  50% Non-Mark-to-Market on recourse financing.  Recourse leverage of 1.2x down from 1.3x in Q4 2022. Post Q1 2023 (1)  Reduced our total recourse financing exposure by approximately $400MM with securitizations and asset sales.  56% Non-Mark-to-Market on recourse financing.  Recourse leverage of 1.1x. Interest Rate Hedging Q1 2023  $2.46B of floating rate financing.  $1.0B of Interest Rate Swaps.  $1.0B of Interest Rate Swaptions.  $450MM of Treasury Futures to hedge securitization execution risk. Post Q1 2023 (1)  $2.07B of floating rate financing.  $1.0B of Interest Rate Swaps.  $1.0B of Interest Rate Swaptions.  $250MM of Treasury Futures to hedge securitization execution risk. Liquidity Q1 2023  $232MM in cash.  $427MM in unencumbered assets. Post Q1 2023  $225MM in cash.  $420MM in unencumbered assets. 5 Post Q1 2023 information is as of April 30,2023. Information is unaudited, estimated and subject to change. (1) Upon the closing of the CIM 2023-R4 securitization.

Q1 2023 TOTAL GAAP PORTFOLIO 6  Our Capital Is Mainly Allocated to Residential Mortgage Loans Financed With Non-Recourse and Repo Financing. Information is unaudited, estimated and subject to change. (1) At fair value. (2) Includes $930 million of Preferred Equity. (3) Upon the closing of the CIM 2023-R4 securitization. % of Fixed-Rate Financing Q1 2023:  86% Fixed Rate (including Sec Debt & Swaps)  82% Non-MtM Financing (including Sec Debt & Swaps) Post Q1 2023 (3):  90% Fixed Rate (including Sec Debt & Swaps)  85% Non-MtM Financing (including Sec Debt & Swaps) Non Agency RMBS, $1,141 87%, Loans, $12,382 Equity, $2,649(2) 22%, Repo, $3,195 53%, Securitized Debt, $7,585 Assets Liabilities & Equity Other Assets Cash Agency RMBS Agency CMBS Non Agency RMBS Loans Equity Other Liabilities Repo Securitized Debt Total Assets $14,203 Total Liabilities $11,554 Q1 2023 GAAP Balance Sheet ($ in Millions)(1) 0 500 1,000 1,500 0-3 months 3-6 months 6-12 months 12 months+ Repo Expected Maturities MtM Holiday Non MtM

RECOURSE FINANCING & INTEREST RATE HEDGING

Q1 2023 Overview

- $3.20B in repo liabilities.
- $1.62B of Mark-to-Market financing.
- 1.2x recourse leverage.
- 50% of repos are Non-Mark-To-Market and Margin Holiday.
- Interest rate swaps hedge 41% of the floating rate liabilities.
- Average fixed pay rate of 3.26% on Interest Rate Swaps.
- $1.0B of Interest Rate Swaptions.
- $450MM of Treasury Futures to hedge securitization execution risk.



Q1 2023 Recourse Financing & Hedges
($ in Millions)
Total $3,195
$732
$489
$359
$1,615
Non MTM
Margin Holiday
Total $1,585
Non-MtM 50%
MTM 50%
Floating Rate
Total $2,463,
77%
Total $2,000
$1,000
$1,000
Interest Rate Swaptions
Interest Rate Swaps
Recourse Financing
Hedges

Post Q1 2023 Update [1]

- Eliminated RPL warehouse loan exposure.
- $2.80B in repo liabilities.
- $1.22B of Mark-to-Market financing.
- 1.1x recourse leverage.
- 56% of repos are Non-Mark-To-Market and Margin Holiday.
- Interest rate swaps hedge 48% of the floating rate liabilities.[1]
- Average fixed pay rate of 3.26% on Interest Rate Swaps.
- $1.0B of Interest Rate Swaptions.
- $250MM of Treasury Futures to hedge securitization execution risk.



Post Q1 2023 Recourse Financing & Hedges (1)
($ in Millions)
Total $2,796
$732
$484
$357
$1,223
Non MTM
Margin Holiday
Total $1,573,
Non-MtM 56%
MTM 44%
Floating Rate
Total $2,064,
74%
Total $2,000
$1,000
$1,000
Interest Rate Swaptions
Interest Rate Swaps
Recourse Financing
Hedges

information is unaudited, estimated and subject to change. (1) Upon the closing of the CIM 2023-R4 securitization.

7

CHIMERA INVESTMENT CORPORATION

Chimera’s loan portfolio is very seasoned with 85% of loans originated prior to 2008. Acquires residential mortgage loans from banks, non-bank financial institutions and government sponsored agencies.  Finances purchases of mortgage loans via warehouse facilities and repurchase agreements (recourse financing).  Securitizes mortgage loans by selling senior securities and retains subordinate and interest-only securities (long-term non-recourse financing).  Finances retained securities via repurchase agreements (recourse financing) to enhance return on investment. Chimera’s Residential Mortgage Loan Process Overview Key Loan Statistics Total Current Unpaid Principal Balance (UPB) $12.3 Billion (1) Total Number of Loans 119,042 Weighted Average Loan Size $104K Weighted Average Coupon 5.89% WA FICO 661 Average Loan Age 182 Months Loan-to-Value (LTV) at origination 81% Amortized Loan-to-Value (LTV) 67% HPI Updated Loan-to-Value (LTV) 48% 60+ Days Delinquent 10.2% RESIDENTIAL MORTGAGE LOANS OVERVIEW UPB Originated Prior to 2008 $10.4 Billion UPB Originated After 2008 $1.9 Billion Total Current UPB $12.3 Billion Chimera’s loan portfolio has benefited from historic levels of home equity due to HPA. 8 Source: Bloomberg & IntexCalc. Information is unaudited, estimated and subject to change. (1) Includes $1.0B of Warehouse Residential Mortgage Loans & $219MM CIM 2022-I1 Non-QM DSCR Securitization. Chimera’s loan portfolio has a weighted average coupon of 5.89%. Delinquencies on Chimera’s loan portfolio have been low. 100 200 300 400 Ja n- 02 Ja n- 05 Ja n- 08 Ja n- 11 Ja n- 14 Ja n- 17 Ja n- 20 Ja n- 23 S&P/Case-Shiller U.S National HPI* 162 173 184 180 182 2019 2020 2021 2022 2023 Weighted Average Loan Age (Months) 66 62 52 49 48 2019 2020 2021 2022 2023 HPI Updated LTV % 9.9 12.9 11.9 10.7 10.2 2019 2020 2021 2022 2023 60+ Day Delinquency % 6.54 6.30 6.10 5.85 5.89 2019 2020 2021 2022 2023 Weighted Avg Coupon %

 Chimera has completed 103 deals and securitized $52.2 billion of residential mortgage assets which includes Legacy Non-Agency RMBS, Reperforming Loans, Investor Loans, Non-QM DSCR , and Prime Jumbo loans, since inception(1).  Chimera has RMBS & Loan issuance with an unpaid principal balance of approximately $15 billion currently outstanding(1).  Chimera has 14 outstanding securitizations, with an unpaid principal balance of $3.3 billion, callable in 2023.  Re-securitization is an additional source for future capital re-deployment. Type ($ in thousands) Deal & Senior/Sub Totals At Issuance Vintage Type Number of Deals Issued Total Orig. Balance Senior Bond Orig. Balance Subordinate Bond Orig. Balance 2008 Loan 2 770,865 670,949 99,916 2009 RMBS 3 3,535,035 1,965,001 1,570,034 2010 RMBS 14 5,638,378 2,156,169 3,482,209 2011 RMBS 2 359,154 177,139 182,015 2012 Loan 3 1,496,917 1,378,409 118,508 2014 Loan & RMBS 2 816,126 522,220 293,906 2015 Loan 4 2,048,483 1,385,162 663,321 2016 Loan 6 5,861,574 4,148,904 1,712,670 2017 Loan 9 7,364,441 5,217,632 2,146,809 2018 Loan 9 3,021,614 2,209,835 811,779 2019 Loan 12 5,007,276 3,850,091 1,157,185 2020 Loan 11 4,163,703 3,254,207 909,496 2021 Loan 14 8,202,315 6,521,955 1,680,360 2022 Loan 5 1,570,674 1,156,067 414,607 2023 Loan 7(1) 2,314,770(1) 1,856,160(1) 458,610(1) Total 103 52,171,325 36,469,900 15,701,425 SECURITIZATION ACTIVITY 9 Information is as of April 30,2023 and is unaudited, estimated and subject to change. (1) Upon the closing of the CIM 2023-R4 securitization. 0 2,000 4,000 6,000 8,000 10,000 2008 2009 2010 2011 2012 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $ in M ill io ns Chimera Securitization Issuance History ($ in Millions) Senior Bond Subordinate Bond

Reperforming Loans are a cornerstone of our portfolio. Credit performance has been stable given home price appreciation and the fully seasoned nature of our loans. RPL SECURITIZATIONS CREDIT PERFORMANCE 10 RPL Securitizations Loan Characteristics Total Original Unpaid Principal Balance (UPB) $16.0 Billion Total Current Unpaid Principal Balance (UPB) $11.1 Billion Total Number of Loans 111,413 Weighted Average Loan Size $116K Weighted Average Coupon 5.92% WA FICO 654 Average Loan Age 197 Months Amortized Loan-to-Value (LTV) 66% HPI Updated Loan-to-Value (LTV) 44% 60+ Days Delinquent 10.3% Source: Bloomberg & IntexCalc. Information is unaudited, estimated and subject to change. 5 10 15 20 De c- 19 M ar -2 0 Ju n- 20 Se p- 20 De c- 20 M ar -2 1 Ju n- 21 Se p- 21 De c- 21 M ar -2 2 Ju n- 22 Se p- 22 De c- 22 M ar -2 3% 60+ Days Delinquency % 5 10 15 20 De c- 19 M ar -2 0 Ju n- 20 Se p- 20 De c- 20 M ar -2 1 Ju n- 21 Se p- 21 De c- 21 M ar -2 2 Ju n- 22 Se p- 22 De c- 22 M ar -2 3% 3Month CPR (Voluntary Prepayments) 0.0 0.5 1.0 1.5 De c- 19 M ar -2 0 Ju n- 20 Se p- 20 De c- 20 M ar -2 1 Ju n- 21 Se p- 21 De c- 21 M ar -2 2 Ju n- 22 Se p- 22 De c- 22 M ar -2 3% 3Month CDR (Default Rate) 0 25 50 75 De c- 19 M ar -2 0 Ju n- 20 Se p- 20 De c- 20 M ar -2 1 Ju n- 21 Se p- 21 De c- 21 M ar -2 2 Ju n- 22 Se p- 22 De c- 22 M ar -2 3% 3Month Loss Severity

OUR POSITIONING 2023 11 Information is unaudited, estimated and subject to change. (1) Information is as of April 30,2023. (2) Upon the closing of the CIM 2023-R4 securitization. Portfolio Investments  Equity extraction from our existing RPL portfolio serves as a significant source of capital.  14 deals callable in 2023, 4 deals callable in 2024, and 6 deals callable in 2025.  The longer these deals are outstanding, the greater the potential equity take-out.  At the current rate of paydowns, estimated equity take-out of approximately $1 billion if not called through 2025. Capital  Deployed capital into Seasoned RPL, Non-QM (DSCR) Investor Loans, and BPL sectors in Q1 2023 and will continue to grow residential credit portfolio as opportunities arise.  Looking to rebuild Agency RMBS, Agency CMBS, and Senior Non-Agency RMBS portfolio given the attractive returns and liquidity profile. Credit Performance  Our existing loan portfolio remains stable given low-LTVs (Wavg HPI LTV of 48%) and 182 months of seasoning.  Potential for equity book value to increase approximately $400 million if the accretable discount (net of premiums) on all assets and securitized debt were to be realized with current loss assumptions. Potential for equity book value to increase approximately $500 million assuming all assets and securitized debt were repaid at par value. Financing & Liquidity  Chimera has $225 million in cash and $420 million in unencumbered assets(1).  Recourse leverage of 1.1x down from 1.3x in Q4 2022(2). Interest Rate Hedging (1)(2)  Current hedges are positioned in anticipation of the end of the Fed tightening cycle.  1 Year Swap will protect 48% of the floating rate repos and the 1x1 Swaptions gives us flexibility in case the Fed holds rates higher through 2024.

APPENDIX

13 FINANCIAL METRICS Post Q1 2023 information is as of April 30,2023. Information is unaudited, estimated and subject to change. (1) Earnings available for distribution per adjusted diluted common share is a non-GAAP measure. See additional discussion in the Appendix section of this presentation. $0.17 $0.34 Q1 23 Q4 22 GAAP Earnings Per Share $0.13 $0.11 Q1 23 Q4 22 Earnings Available For Distribution (EAD) Per Share(1) $7.41 $7.49 Q1 23 Q4 22 GAAP Book Value Per Share Q1’23 Total Economic Return Is 2.0% 1.2x 1.2x Apr-23 Q1 23 Recourse Leverage $225 $232 Apr-23 Q1 23 Cash ($ in Millions) $420 $427 Apr-23 Q1 23 Unencumbered Assets Market Value ($ in Millions)

NET INTEREST SPREAD

The table below shows our average earning assets held, interest earned on assets, yield on average interest earning assets, average debt balance, economic interest expense, economic average cost of funds, economic net interest income, and net interest rate spread for the periods presented.

For the Quarter Ended

	March 31, 2023 (dollars in thousands)			December 31, 2022 (dollars in thousands)			March 31, 2022 (dollars in thousands)		
	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost
Assets:									
Interest-earning assets (1):									
Agency RMBS	$ 18,692	$ 322	6.9 %	$ 31,542	$ 346	4.4 %	$ 113,723	$ 253	0.9 %
Agency CMBS	307,846	2,957	3.8 %	441,421	4,291	3.9 %	559,478	22,870	16.4 %
Non-Agency RMBS	990,721	30,098	12.2 %	1,013,693	29,304	11.6 %	1,310,359	45,675	13.9 %
Loans held for investment	12,334,025	152,838	5.0 %	12,075,239	151,478	5.0 %	11,599,206	133,359	4.6 %
Total	$13,651,284	$186,215	5.5 %	$13,561,895	$185,419	5.5 %	$13,582,766	$202,157	6.0 %
Liabilities and stockholders' equity:									
Interest-bearing liabilities (2):									
Secured financing agreements collateralized by:									
Agency RMBS	$ 4,095	$ 52	5.1 %	$ 4,547	$ 46	4.0 %	$ 20,342	$ 31	0.6 %
Agency CMBS	252,102	2,956	4.7 %	358,914	3,464	3.9 %	435,545	270	0.2 %
Non-Agency RMBS	762,989	16,063	8.4 %	788,795	13,275	6.7 %	817,261	5,448	2.7 %
Loans held for investment	2,189,967	34,839	6.4 %	1,971,144	33,776	6.9 %	1,948,974	12,839	2.6 %
Securitized debt	8,049,843	62,886	3.1 %	8,056,913	57,959	2.9 %	7,870,127	45,885	2.3 %
Total	$11,258,996	$116,796	4.1 %	$11,180,313	$108,520	3.9 %	$11,092,249	$ 64,473	2.3 %
Economic net interest income/net interest rate spread		$ 69,419	1.4 %		$ 76,899	1.6 %		$137,684	3.7 %
Net interest-earning assets/net interest margin	$ 2,392,288		2.0 %	$ 2,381,582		2.3 %	$ 2,490,517		4.1 %
Ratio of interest-earning assets to interest bearing liabilities	1.21			1.21			1.22		

(1) Interest-earning assets at amortized cost

(2) Interest includes periodic net interest cost on swaps

14

CHIMERA INVESTMENT CORPORATION

Chimera has created term-funding through securitization. THE SECURITIZATION PROCESS  CIM buys $100MM Non-Agency mortgage bond or loans from dealer.  CIM deposits the bond or loans into a trust.  The trust issues bonds backed by the cashflow of the underlying bond or loans.  The Senior A note receives all principal from the collateral and interest on its $75MM bond until the bond is paid off.  The Subordinate B note receives interest on its $25MM bond, absorbs losses and starts to receive principal only after the Senior A note is paid in full.  3x Non-Recourse Leverage. $100MM Non-Agency Mortgage Bond or Loans $100MM Trust (Non-Agency RMBS Collateral) $75MM Senior A Note Sold to 3rd Party $25MM Subordinate B Note Retained by CIM Deposit 15 Recourse Financing $15MM Repo Financing Of Subordinate B Note $10MM Equity Of Subordinate B Note  60% of the Subordinate B note is financed through a repurchase agreement.  The remaining 40% of the Subordinate B note is equity.  1.5x Recourse Leverage.

CONSOLIDATED LOAN SECURITIZATIONS

VINTAGE	DEAL	TOTAL ORIGINAL FACE	TOTAL OF TRANCHES SOLD	TOTAL OF TRANCHES RETAINED	TOTAL REMAINING FACE	REMAINING FACE OF TRANCHES SOLD	REMAINING FACE OF TRANCHES RETAINED	FIRST CALL DATE
2023	CIM 2023-R4	393,997	297,270	96,727	393,997	297,270	96,727	April 2028
2023	CIM 2023-NR2	450,834	394,479	56,355	66,661	48,328	18,333	April 2024
2023	CIM 2023-R3	66,661	48,328	18,333	450,834	394,479	56,355	April 2025
2023	CIM 2023-I1	236,161	141,578	94,583	234,991	204,408	30,583	April 2026
2023	CIM 2023-R2	447,384	364,841	82,543	447,384	358,307	82,543	March 2028
2023	CIM 2023-NR1	134,016	97,161	36,855	132,052	90,458	36,408	Jan 2024
2023	CIM 2023-R1	585,718	512,503	73,215	570,456	497,228	73,215	Jan 2025
2022	CIM 2022-NR1	144,912	105,061	39,851	136,427	97,109	39,319	Oct 2025
2022	CIM 2022-R3	369,891	283,891	86,000	344,889	258,887	85,998	Sept 2027
2022	CIM 2022-I1	219,442	122,997	96,445	219,442	114,028	96,445	June 2026
2022	CIM 2022-R2	508,202	380,389	127,813	460,684	333,018	127,667	May 2027
2022	CIM 2022-R1	328,226	263,729	64,497	283,906	219,414	64,476	Feb 2027
2021	CIM 2021-NR4	167,596	125,747	41,849	131,587	90,350	41,237	Currently Callable
2021	CIM 2021-R6	353,797	336,284	17,513	246,650	229,137	17,513	Sept 2026
2021	CIM 2021-R5	450,396	382,836	67,560	369,025	301,696	67,326	Aug 2024
2021	CIM 2021-R4	545,684	463,831	81,853	393,695	311,622	81,853	June 2024
2021	CIM 2021-R3	859,735	730,775	128,960	577,076	447,320	128,960	April 2025
2021	CIM 2021-NR3	117,373	82,161	35,212	76,591	39,740	36,851	Currently Callable
2021	CIM 2021-R2	1,497,213	1,272,631	224,582	941,081	714,037	224,582	March 2025
2021	CIM 2021-NR2	240,425	180,318	60,107	161,775	95,949	65,826	Currently Callable
2021	CIM 2021-R1	2,098,584	1,783,797	314,787	1,335,884	1,016,910	314,787	Feb 2025
2021	CIM 2021-NR1	232,682	162,877	69,805	144,045	68,865	75,181	Currently Callable
2020	CIM 2020-R7	653,192	562,023	91,169	419,576	328,694	90,881	Nov 2023
2020	CIM 2020-R6	418,390	334,151	84,239	288,428	204,484	83,944	Oct 2023
2020	CIM 2020-R5	338,416	257,027	81,389	184,855	103,398	81,389	Clean-up Call
2020	CIM 2020-R3	438,228	328,670	109,558	279,683	170,636	109,047	Currently Callable
2020	CIM 2020-R2	492,347	416,761	75,586	318,141	244,485	73,655	Clean-up Call
2020	CIM 2020-R1	390,761	317,608	73,153	272,539	199,329	72,757	Currently Callable
2019	SLST 2019-1	1,217,441	941,719	275,722	824,634	577,374	241,308	May 2023
2019	CIM 2019-R5	315,039	252,224	62,815	176,528	113,765	61,981	Clean-up Call
2019	CIM 2019-R4	320,802	256,641	64,161	188,123	125,121	63,002	Currently Callable
2019	CIM 2019-R3	342,633	291,237	51,396	179,458	128,352	51,095	Currently Callable
2019	CIM 2019-R2	464,327	358,172	106,155	307,963	202,953	104,693	Clean-up Call
2019	CIM 2019-R1	371,762	297,409	74,353	236,537	163,419	73,118	Currently Callable
2018	CIM 2018-R3	181,073	146,669	34,404	69,447	36,899	32,286	Currently Callable
2016	CIM 2016-FRE1	185,811	115,165	70,646	74,239	17,664	56,574	Currently Callable
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	8,541	6,342	2,176	Clean-up Call
	TOTAL	$17,198,861	$13,958,102	$3,240,759	**$11,947,824**	**$8,851,475**	$3,060,091	

Information is as of April 30,2023 and is unaudited, estimated and subject to change.

16

CHIMERA INVESTMENT CORPORATION

EARNINGS AVAILABLE FOR DISTRIBUTION Earnings available for distribution is a non-GAAP measure and is defined as GAAP net income excluding unrealized gains or losses on financial instruments carried at fair value with changes in fair value recorded in earnings, realized gains or losses on the sales of investments, gains or losses on the extinguishment of debt, interest expense on long term debt, changes in the provision for credit losses, other gains or losses on equity investments, and transaction expenses incurred. In addition, stock compensation expense charges incurred on awards to retirement eligible employees is reflected as an expense over a vesting period (36 months) rather than reported as an immediate expense. Earnings available for distribution is the Economic net interest income, reduced by compensation and benefits expenses (adjusted for awards to retirement eligible employees), general and administrative expenses, servicing and asset manager fees, income tax benefits or expenses incurred during the period, as well as the preferred dividend charges. Economic net interest income is a non-GAAP financial measure that equals GAAP net interest income adjusted for interest expense on long term debt, net periodic interest cost of interest rate swaps and excludes interest earned on cash. See a reconciliation of Economic net interest income to the most relevant GAAP measure below. We view Earnings available for distribution as one measure of our investment portfolio's ability to generate income for distribution to common stockholders. Earnings available for distribution is one of the metrics, but not the exclusive metric, that our Board of Directors uses to determine the amount, if any, of dividends on our common stock. Other metrics that our Board of Directors may consider when determining the amount, if any, of dividends on our common stock include (among others) REIT taxable income, dividend yield, book value, cash generated from the portfolio, reinvestment opportunities and other cash needs. In addition, Earnings available for distribution is different than REIT taxable income and the determination of whether we have met the requirement to distribute at least 90% of our annual REIT taxable income (subject to certain adjustments) to our stockholders in order to maintain qualification as a REIT is not based on Earnings available for distribution. Therefore, Earnings available for distribution should not be considered as an indication of our REIT taxable income, a guaranty of our ability to pay dividends, or as a proxy for the amount of dividends we may pay. We believe Earnings available for distribution as described above helps us and investors evaluate our financial performance period over period without the impact of certain transactions. Therefore, Earnings available for distribution should not be viewed in isolation and is not a substitute for net income or net income per basic share computed in accordance with GAAP. In addition, our methodology for calculating Earnings available for distribution may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and accordingly, our Earnings available for distribution may not be comparable to the Earnings available for distribution reported by other REITs. 17

EARNINGS AVAILABLE FOR DISTRIBUTION (CONTINUED) 18 The following table provides GAAP measures of net income and net income per diluted share available to common stockholders for the periods presented and details with respect to reconciling the line items to Earnings available for distribution and related per average diluted common share amounts. Earnings available for distribution is presented on an adjusted dilutive shares basis. Certain prior period amounts have been reclassified to conform to the current period's presentation. For the Quarters Ended March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 (dollars in thousands, except per share data) GAAP Net income (loss) available to common stockholders $ 38,928 $ 78,716 $ (204,583) $ (179,765) $ (281,202) Adjustments: Net unrealized (gains) losses on financial instruments at fair value (64,592) (112,026) 239,513 239,246 370,167 Net realized (gains) losses on sales of investments 5,264 39,443 37,031 — — (Gains) losses on extinguishment of debt (2,309) — — 2,897 — Increase (decrease) in provision for credit losses 3,062 3,834 (1,534) 4,497 240 Net unrealized (gains) losses on derivatives 8,551 10,171 (10,307) 1,618 — Realized gains (losses) on derivatives 34,134 561 — — — Transaction expenses 6,409 3,274 2,341 6,727 3,804 Stock Compensation expense for retirement eligible awards 2,141 (309) (310) (309) 723 Other investment (gains) losses (117) 2,383 462 (980) — Earnings available for distribution $ 31,471 $ 26,047 $ 62,613 $ 73,931 $ 93,732 GAAP net income (loss) per diluted common share $ 0.17 $ 0.34 $ (0.88) $ (0.76) $ (1.19) Earnings available for distribution per adjusted diluted common share $ 0.13 $ 0.11 $ 0.27 $ 0.31 $ 0.39 Information is unaudited, estimated and subject to change.

Information is unaudited, estimated and subject to change. 19